Exhibit 99.1

News Release

Investor Contacts	Media Contact
Gerry Gould, VP-Investor Relations (781) 356-9402 gerry.gould@haemonetics.com	Carla Burigatto, VP-Communications (781) 348-7263 carla.burigatto@haemonetics.com

Olga Vlasova, Sr. Mgr.-Investor Relations (781) 356-9763 olga.vlasova@haemonetics.com

Haemonetics Corporation Updates Financial Reporting Segments

Braintree, MA, July 22, 2019 – Haemonetics Corporation (NYSE:HAE) announced changes to its financial reporting segments and business units. The updated reporting segments and business units correspond with Haemonetics’ transition to a customer-centric business unit structure, which more accurately reflects market realities and opportunities for growth within each one of the Company’s three businesses. The Company will report results in three segments: Plasma, Hospital and Blood Center. For illustrative purposes, the Company has provided Fiscal Year 2020 revenue guidance issued on May 14, 2019 in the new customer-centric business unit structure and will report first quarter Fiscal Year 2020 results in the new segments.

The Company has also posted a presentation describing reporting changes and provided analytical tables with two years of historical revenue information in the new segment structure on the Investor Relations website under the section “Guidance and Analytical tables”.

Direct link to Reporting Segment Changes Presentation:
LINK: https://haemonetics.gcs-web.com/static-files/86d8626e-e70d-4ee3-8839-4b9a340e1dd5

Direct link to Analytical Tables with historical revenues:
LINK: https://haemonetics.gcs-web.com/static-files/b2e7ec09-dcc4-4017-b9af-ee4d81085a48

Direct link to Fiscal Year 2020 Revenue guidance in the new customer-centric business unit structure:
LINK: https://haemonetics.gcs-web.com/static-files/b0d7ca96-02e4-4867-93ec-65249e7d3305

ABOUT HAEMONETICS
Haemonetics (NYSE: HAE) is a global healthcare company dedicated to providing a suite of innovative hematology products and solutions for our customers to help them improve patient care and reduce the cost of healthcare. Our technology addresses important medical markets: blood and plasma component collection, the surgical suite, and hospital transfusion services. To learn more about Haemonetics, visit our web site at http://www.haemonetics.com.

FORWARD-LOOKING STATEMENTS

Any statements contained in this press release that do not describe historical facts may constitute forward-looking statements. Forward-looking statements in this press release may include, without limitation, statements, estimates and projections regarding the Company’s future business strategy and prospects for growth, future financial performance and the assumptions underlying or relating to such statements. Such forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon the Company's current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences. Factors that may influence or contribute to the inaccuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, the Company’s ability to implement the Complexity Reduction Initiative as planned, on the anticipated timeline and at the anticipated cost, our ability to realize the estimated savings from the Complexity Reduction Initiative, the impact of share repurchases on the Company’s stock price and volatility, as well as the effect of short-term price fluctuations on the program’s effectiveness, technological advances in the medical field and standards for transfusion medicine and the Company’s ability to successfully offer products that incorporate such advances and standards, product quality, market acceptance, regulatory uncertainties, including in the receipt or timing of regulatory approvals, the effect of economic and political conditions, the impact of competitive products and pricing, blood product reimbursement policies and practices, and the effect of industry consolidation as seen in the plasma market. These and other factors are identified and described in more detail in the Company's periodic reports and other filings with the U.S. Securities and Exchange Commission. The Company does not undertake to update these forward-looking statements.